                                                                   EXHIBIT 10.12

Explanatory Note: Pursuant to Instruction 2 to Item 601 of Regulation S-K, the Registrant is filing a form of promissory note with the attached Schedule A setting forth the material details of each promissory note.

                             FORM OF PROMISSORY NOTE

                                                                   $------------

                                                                January 31, 2000

     For value received, __________, a ________ corporation (the "Maker"), hereby promises to pay to the order of ___________, a _______ corporation (the "Payee"), in lawful money of the United States, (i) the principal amount of _______________, or the aggregate unpaid and outstanding principal amount of this Promissory Note, if less, (ii) accrued and unpaid interest through December 31, 1999 in the amount of ________ and (iii) any additional accrued and unpaid interest incurred after December 31, 1999, and until the outstanding principal amount of this Promissory Note shall be paid in full. Interest shall accrue on the unpaid principal amount at a rate of _____ (__%) per annum. Interest shall be calculated on the basis of a 360-day year and will be accrued daily for each day that any principal amount is outstanding under this Promissory Note. The principal of this Promissory Note as well as all accrued and unpaid interest shall be payable by Maker upon demand by Payee.

     This Promissory Note and the rights and obligations of Maker and Payee shall be construed in accordance with and governed by the laws of the State of New York.

                                                 By:__________________________
                                                 Name:
                                                 Title:

SCHEDULE A

                          BEASLEY BROADCAST GROUP, INC.

                     SCHEDULE OF RELATED PARTY INDEBTEDNESS

----------------------------------------------------------------------------------------------------------------------------
                                                          OUTSTANDING              RATE OF               ACCRUED INTEREST
LENDER                  BORROWER                          PRINCIPAL                INTEREST              @ 12/31/99
----------------------------------------------------------------------------------------------------------------------------
George G. Beasley       Beasley FM                        $248,965                 9.25%                 $142,915
                        Acquisition Corp.
----------------------------------------------------------------------------------------------------------------------------
George G. Beasley       W & B Media, Inc.                 $434,805                 9.25%                 $163,158
----------------------------------------------------------------------------------------------------------------------------
George G. Beasley       Beasley                           $111,015                 9.25%                 $41,448
                        Broadcasting of
                        Southwest Florida,
                        Inc.
----------------------------------------------------------------------------------------------------------------------------
George G. Beasley       Beasley                           $603,500                 9.25%                 $225,156
                        Broadcasting of
                        Southwest Florida,
                        Inc.
----------------------------------------------------------------------------------------------------------------------------
George G. Beasley       Beasley Radio,                    $70,226                  9.25%                 $6,543
                        Inc.
----------------------------------------------------------------------------------------------------------------------------
George G. Beasley       C S R A                           $1,166,550               9.25%                 $728,016
                        Broadcasters, Inc.
----------------------------------------------------------------------------------------------------------------------------
George G. Beasley       Beasley                           $696,053                 8.0%                  $156,957
                        Communications,
                        Inc.
----------------------------------------------------------------------------------------------------------------------------
George G. Beasley       Beasley                           $608,462                 9.25%                 $139,490
                        Communications,
                        Inc.
----------------------------------------------------------------------------------------------------------------------------
George G. Beasley       Beasley                           $1,087,437               9.25%                 $307,114
                        Broadcasting of
                        Augusta, Inc.
----------------------------------------------------------------------------------------------------------------------------
George G. Beasley       Beasley FM                        $1,500,000               N/A                   N/A
                        Acquisition Corp.
----------------------------------------------------------------------------------------------------------------------------
George G. Beasley       Beasley Radio,                    N/A                      N/A                   $38,537
                        Inc.
----------------------------------------------------------------------------------------------------------------------------
George G. Beasley       C S R A                           N/A                      N/A                   $78,128
                        Broadcasters, Inc.
----------------------------------------------------------------------------------------------------------------------------
Beasley                 Beasley FM                        $1,765,385               7.67%                 $802,277
Broadcasting            Acquisition Corp.
Management Corp.
----------------------------------------------------------------------------------------------------------------------------
Beasley                 Beasley FM                        $496,646                 7.67%                 $190,567
Broadcasting            Acquisition Corp.
Management Corp.
----------------------------------------------------------------------------------------------------------------------------
Beasley                 Beasley FM                        $138,242                 9.25%                 $60,649
Broadcasting            Acquisition Corp.
Management Corp.
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Beasley                 Beasley Radio,             $154,988                 9.25%                 $138,505
Broadcasting            Inc.
Management Corp.
--------------------------------------------------------------------------------------------------------------
Beasley                 C S R A                    $628,629                 9.25%                 $579,091
Broadcasting            Broadcasters, Inc.
Management Corp.
--------------------------------------------------------------------------------------------------------------
Brian E. Beasley        C S R A                    N/A                      N/A                   $6,454
                        Broadcasters, Inc.
--------------------------------------------------------------------------------------------------------------
Beasley                 Beasley                    $16,325                  N/A                   N/A
Broadcasting of         Broadcasting
New Jersey, Inc.        Management Corp.
--------------------------------------------------------------------------------------------------------------
Beasley                 Beasley                    $540,471                 N/A                   N/A
Broadcasting of         Broadcasting of
Coastal Carolina,       Greenville, Inc.
Inc.
--------------------------------------------------------------------------------------------------------------
Beasley FM              B. Caroline                $608,455                 9.25%                 $97,624
Acquisition Corp.       Beasley
--------------------------------------------------------------------------------------------------------------
Beasley FM              B. Caroline                $84,031                  9.25%                 $31,091
Acquisition Corp.       Beasley
--------------------------------------------------------------------------------------------------------------
Beasley                 George G. Beasley          $750                     9.25%                 $524
Broadcasting of
New Jersey, Inc.
--------------------------------------------------------------------------------------------------------------
Beasley                 George G. Beasley          $120,352                 9.25%                 $113,876
Broadcasting of
Eastern North
Carolina,
Incorporated
--------------------------------------------------------------------------------------------------------------
Beasley FM              George G. Beasley          $3,638,657               9.25%                 $336,576
Acquisition Corp.
--------------------------------------------------------------------------------------------------------------
Beasley FM              Bruce G. Beasley           $701,464                 9.25%                 $108,240
Acquisition Corp.
--------------------------------------------------------------------------------------------------------------
Beasley FM              Bruce G. Beasley           $86,864                  9.25%                 $32,140
Acquisition Corp.
--------------------------------------------------------------------------------------------------------------
Beasley FM              Bradley C.                 $848,464                 9.25%                 $110,664
Acquisition Corp.       Beasley
--------------------------------------------------------------------------------------------------------------
Beasley FM              Bradley C.                 $55,373                  9.25%                 $20,489
Acquisition Corp.       Beasley
--------------------------------------------------------------------------------------------------------------
Beasley FM              Brian E. Beasley           $101,096                 9.25%                 $37,406
Acquisition Corp.
--------------------------------------------------------------------------------------------------------------
Beasley FM              Brian E. Beasley           $633,470                 9.25%                 $101,182
Acquisition Corp.
--------------------------------------------------------------------------------------------------------------
Beasley FM              Robert E. Beasley          $582,608                 9.25%                 $94,837
Acquisition Corp.
--------------------------------------------------------------------------------------------------------------
Beasley Radio, Inc.     George G. Beasley          $263,876                 9.25%                 $93,558
--------------------------------------------------------------------------------------------------------------